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                                                                    EXHIBIT 3(k)

                              CERTIFICATE OF TRUST
                                       OF
                                TARGETS TRUST XXX

            THIS Certificate of Trust of TARGETS Trust XXX (the "Trust"), dated as of March 8, 2006, is being duly executed and filed on behalf of the Trust by the undersigned, as trustees, to form a statutory trust under the Delaware Statutory Trust Act, 12 Del. C. Section 3801 et seq. (the "Act").

            1. The name of the statutory trust being formed hereby is TARGETS TRUST XXX.

            2. The name and business address of the trustee of the Trust with its principal place of business in the State of Delaware is as follows:

                  Chase Bank USA, National Association
                  500 Stanton Christiana Road, 3/Ops 4
                  Newark, DE  19713
                  Attn: Worldwide Securities Services
                  Ph:  302-552-6286
                  Fax: 302-552-6280

            3. This Certificate of Trust shall be effective upon filing with the Secretary of State of the State of Delaware.

                            [Signature page follows]

Certificate of Trust of TARGETS Trust
XXX

                                       1

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            IN WITNESS WHEREOF, the undersigned have duly executed this
Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

                                       /s/ Scott Freidenrich
                                   ---------------------------------------------
                                       Scott Freidenrich, as Regular Trustee

                                       /s/ Geoffrey S. Richards
                                   ---------------------------------------------
                                       Geoffrey S. Richards, as Regular Trustee

                                       /s/ Cliff Verron
                                   ---------------------------------------------
                                       Cliff Verron, as Regular Trustee

                                   CHASE BANK USA, NATIONAL ASSOCIATION,
                                            as Delaware Trustee

                                   By:        /s/ Sarika M. Sheth
                                      ------------------------------------------
                                      Name:  Sarika M. Sheth
                                      Title: Trust Officer

Certificate of Trust of TARGETS Trust
XXX